CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

DERIVED INFORMATION 7/11/02
Subject To Revision

CSFB ABS Trust 2002-HI23
Asset Backed Notes, Series 2002-HI23

$[119,000,000] Notes Offered
(Approximate)

CSFB ABS TRUST 2002-HI23
ISSUER

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
DEPOSITOR

          The information contained in the attached materials is referred to as the "Information".

          The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the notes nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

          The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the notes.

          The Information addresses only certain aspects of the applicable note's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the note. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

          Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

PRICING INFORMATION

Offered Notes (1)(2):

Class	Initial Approximate Note Principal Balance	Note Description and Features	Note Interest Rate (per annum) (2)	WAL (Years)	Proposed Initial Rating (S&P/Moody's)
A	$[85,725,000]	Senior/Floater	LIBOR + [____]%	[3.1]	AAA/Aaa
M-1	$[13,100,000]	Subordinate/Floater	LIBOR + [____]%	[7.7]	AA/Aa2
M-2	$[10,100,000]	Subordinate/Floater	LIBOR + [____]%	[7.7]	A/A2
B-1	$[7,100,000]	Subordinate/Floater	LIBOR + [____]%	[7.7]	BBB+/Baa1
B-2	$[2,975,000]	Subordinate/Floater	LIBOR + [____]%	[7.7]	BBB/Baa3
Total	$[119,000,000]

Non-Offered Notes:

Class	Initial Approximate Note Principal Balance	Note Description and Features	Note Interest Rate (per annum)	WAL (Years)	Proposed Initial Rating (S&P/Moody's)
P(3)	$[100]	Prepayment Penalties	[N/A]	N/A	AAA/Not Rated

Non-Offered Equity Certificates:

Class	Initial Approximate Certificate Principal Balance	Certificate Description and Features	Certificate Interest Rate (per annum)	WAL (Years)	Proposed Initial Rating (S&P/Moody's)
CE	$0	Equity Residual	N/A	N/A	Not Rated
(1)	The collateral ramp assumes [4%] CPR increasing to [15%] CPR in month [12]. Notes are priced to call. Initial class balances will be +/- 10% of that indicated.
(2)	A Net Funds Cap caps the coupons on the Offered Notes as described below.
(3)	Receives the prepayment penalties collected on the mortgage loans.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

SUMMARY TERMS

Issuer:	CSFB ABS Trust 2002-HI23.
Depositor:	Credit Suisse First Boston Mortgage Acceptance Corp.
Servicer:	Countrywide Home Loans Servicing, L.P. ("Countrywide"). Approximately 97% of the mortgage loans collateralizing the Notes (the "Mortgage Loans") will initially be subserviced by Amaximis Lending, L.P. ("Amaximis"). It is expected that the servicing of the Mortgage Loans will be transferred to Countrywide on August 1, 2002.
Seller:	DLJ Mortgage Capital, Inc.
Indenture Trustee:	JPMorgan Chase Bank.
Owner Trustee:	U.S. Bank National Association.
Underwriter:	Credit Suisse First Boston Corporation.
Originator:	Approximately 97% of the Mortgage Loans were originated by Amaximis.
Cut-off Date:	July 1, 2002 for the initial Mortgage Loans.
Closing Date:	On or about July 24, 2002.
Investor Settlement:	On or about July 25, 2002.
Offered Notes:	The Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Notes.
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in August 2002.
Accrual Periods:	For the Offered Notes and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) and ending on the day immediately preceding the related Distribution Date.
Delay Days:	For the Offered Notes, 0 days.
Pricing Prepayment Speed:	100% of the prepayment assumption (the "PPC") describes prepayments starting at [4%] CPR in month 1, increasing by approximately [1.00%] CPR per month to [15%] CPR in month 12, and remaining at [15%] CPR thereafter.
Note Ratings:	It is anticipated that S&P/Moody's will rate the Offered Notes as follows:
Class A:	AAA/Aaa
Class A-IO:	AAA/Aaa
Class M-1:	AA/Aa2
Class M-2:	A/A2
Class B-1:	BBB+/Baa1
Class B-2:	BBB/Baa3
Prefunding Amount:	Approximately 3% to 5%.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
Capitalized Interest Account:	[TBD]
ERISA Eligibility:	Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement. It is expected that the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Notes may be purchased by employee benefit plans that are subject to ERISA.
SMMEA Treatment:	The Offered Notes will not constitute "mortgage related securities" for purposes of SMMEA.
Taxation:	For federal income tax purposes, the Offered Notes will be treated as debt. The trust itself will not be subject to tax.
Optional Termination:	The holder of the majority of the Class CE Certificates will have the right to purchase all remaining mortgage loans and REO properties in the mortgage pool and effect early retirement of the Notes if the sum of the aggregate principal balance of the Mortgage Loans and the appraised value of the REO properties at the time of repurchase is less than 10% of the Maximum Pool Balance (as defined below).
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Coupon Step-up:	If the optional clean-up call is not exercised, the note interest rate on the Offered Notes will be increased by (1) the initial note interest rate margin with respect to the Class A; and (2) by the lesser of (x) 50 basis points and (y) half the initial note interest rate margin with respect to the Class M-1, Class M-2, Class B-1 and Class B-2 Notes.
Note Interest Rates:	For the Offered Notes, the lesser of (i) One-Month LIBOR plus the applicable margin, and (ii) the Net Funds Cap.
Net Funds Cap:	With respect to each Distribution Date, a fraction, expressed as a percentage, obtained by dividing (x) the amount of interest accrued on the Mortgage Loans minus the sum of: (i) the servicing fee, (ii) the trustee fee, and (iii) the credit risk manager fee by (y) the product of (i) the aggregate principal balance of the Mortgage Loans as of the immediately preceding Distribution Date and (ii) the actual number of days in the immediately preceding Accrual Period divided by 360.
Basis Risk Carry Forward Amount:	If on any Distribution Date, the Note Interest Rate for a Class of Offered Notes is based on the Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Note Interest Rate not been subject to the Net Funds Cap, up to the Maximum Interest Rate, over (ii) the amount of interest such Class of Notes received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Note Interest Rate, without giving effect to the Net Funds Cap) is the "Basis Risk Carry Forward Amount" on such Class of Notes. The ratings on each Class of Notes do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.
Maximum Interest Rate:	A rate equal to (i) the weighted average of the mortgage rates less (ii) the sum of the servicing fee rate, the trustee fee rate and credit risk manager fee rate.
Principal and Interest Advancing:	The servicer will not make advances with respect to delinquent payments of principal and interest on the mortgage loans.
Accrued Note Interest:	For each Class of Offered Notes, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Note Balance.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
Interest Carry Forward Amount:	For each Class of Offered Notes, on any Distribution Date, shall equal the sum of (i) the excess of (x) the Accrued Note Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (y) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Note Interest Rate for such Class.
Credit Enhancement:	1. Excess cashflow 2. Overcollateralization. 3. Subordination (see table below).

Class	Expected Initial Credit Enhancement*	Expected Initial Target Credit Enhancement*	Expected Final Target Credit Enhancement**
A	[28.00]%	[33.00]%	[66.00]%
M-1	[17.00]%	[22.00]%	[44.00]%
M-2	[8.50]%	[13.50]%	[27.00]%
B-1	[2.50]%	[7.50]%	[15.00]%
B-2	[0.00]%	[5.00]%	[10.00]%
* Prior to stepdown date, based on Maximum Pool Balance. ** On or after stepdown date, based on current pool balance.

Overcollateralization:	1.	Before the Stepdown Date, the required overcollateralization amount is the greater of (x) [5.00]% of the Maximum Pool Balance and (y) the Net Delinquency Calculation Amount.
	2.	On and after the Stepdown Date, the required overcollateralization amount is the greater of (x) [10.00]% of the outstanding pool balance (subject to a Trigger Event) and (y) the Net Delinquency Calculation Amount.
	3.	The required overcollateralization amount is subject to a floor of [0.50]% of the Maximum Pool Balance.
	4.	On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Delinquency Chargeoff Policy:	Any Mortgage Loan that becomes 180 or more delinquent will be charged off. Any additional collections with respect to any such charged off Mortgage Loan will be available as excess interest.
Net Delinquency Calculation Amount:	With respect to any Distribution Date, the excess, if any, of (x) the product of [2.1] and the Rolling Six Month Delinquency Average (as defined below) over (y) the aggregate of the amounts of excess spread for the three preceding Distribution Dates.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
Delinquency Rate:	With respect to any month, a fraction, expressed as a percentage, the numerator of which is the aggregate outstanding balance of all loans 60 or more days delinquent as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.
Rolling Six Month Delinquency Average:	With respect to any Distribution Date, a fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the six (or one through five, in the case of the first through fifth Distribution Dates) immediately preceding months.
Senior Enhancement Percentage:	With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class B-1 and Class B-2 Notes and (ii) the overcollateralization amount, in each case after giving effect to payments on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related remittance period.
Stepdown Date:	The later to occur of (i) the Distribution Date in [August] 2005 and (ii) the first Distribution Date on which the Senior Enhancement Percentage (for this purpose only, prior to giving effect to Certificate payments) is greater than or equal to [66.00]%.
Trigger Event: TBD	Registration: The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Distributions to Certificate holders:	I.	The interest remittance amount will be distributed on each Distribution Date as follows:
		1.	Concurrently, to the Class A Notes, Accrued Note Interest and any Interest Carry Forward Amounts for such Classes, pro rata;
		2.	To the Class M-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
		3.	To the Class M-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
		4.	To the Class B-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
		5.	To the Class B-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
		6.	For application as part of monthly excess cash flow.
	II.	Collections of principal before the Stepdown Date, or during a Trigger Event, will be allocated in the following priority:
		1.	To the Class A Notes until the Note Balance thereof has been reduced to zero;
		2.	Sequentially, to the Class M-1 Notes, then to the Class M-2 Notes, then to the Class B-1 Notes, then to the B-2 Notes, until the respective balances thereof are reduced to zero;
		3.	For application as part of monthly excess cash flow.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
III.	Collections of principal on and after the Stepdown Date (assuming no Trigger Event is in effect) will be allocated in the following priority:
	1.	Commencing on the distribution date in [July] 2007 or thereafter, to the Class P Notes until the Note Balance of such class has been reduced to zero.
	2.	to the Class A Notes in accordance with the Target Credit Enhancement percentages until the Note Balance thereof has been reduced to zero.
	3.	Sequentially, to the Class M-1 Notes, then to the Class M-2 Notes, then to the Class B-1 Notes, and then to the Class B-2 Notes, in accordance with the Target Credit Enhancement percentages for each class; and
	4.	For application as part of each month's excess cash flow.
IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the Notes in the following order of priority:
	1.	For the first Distribution Date, [100]% of the excess interest defined here in IV will be released to the Class CE Certificates.
2.	a) Prior to the Stepdown Date or if a Trigger Event has occurred or is continuing, until the required overcollateralization amount is reached, according to clause II above; or
b) On or after the Stepdown Date, provided no Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause III above;
	3.	To the Class M-1 Notes, any unpaid realized loss amounts for such Class;
	4.	To the Class M-2 Notes, any unpaid realized loss amounts for such Class;
	5.	To the Class B-1 Notes, any unpaid realized loss amounts for such Class;
	6.	To the Class B-2 Notes, any unpaid realized loss amounts for such Class;
	7.	To the Class A Notes, any Basis Risk Carry Forward Amounts;
	8.	To the Class M-1 Notes, any Basis Risk Carry Forward Amounts for such Class;
	9.	To the Class M-2 Notes, any Basis Risk Carry Forward Amounts for such Class;
	10.	To the Class B-1 Notes, any Basis Risk Carry Forward Amounts for such Class;
	11.	To the Class B-2 Notes, any Basis Risk Carry Forward Amounts for such Class;
	12.	To the Basis Risk Reserve Fund, any amounts required to be paid thereto;
	13.	To the Class CE Certificates, the amount distributable thereon pursuant to the indenture.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

NOTE SUMMARY

To Call
Class A	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	5.0	3.9	3.1	2.6	2.1	1.3
First Pay (years)	0.1	0.1	0.1	0.1	0.1	0.1
Last Pay (years)	15.9	13.3	11.3	9.6	8.2	6.2

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	11.7	9.4	7.7	6.4	5.6	5.7
First Pay (years)	6.8	5.0	3.9	3.2	3.4	4.3
Last Pay (years)	15.9	13.3	11.3	9.6	8.2	6.2

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	11.7	9.4	7.7	6.4	5.5	4.6
First Pay (years)	6.8	5.0	3.9	3.2	3.2	3.6
Last Pay (years)	15.9	13.3	11.3	9.6	8.2	6.2

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	11.7	9.4	7.7	6.4	5.5	4.4
First Pay (years)	6.8	5.0	3.9	3.2	3.1	3.3
Last Pay (years)	15.9	13.3	11.3	9.6	8.2	6.2

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	11.7	9.4	7.7	6.4	5.5	4.3
First Pay (years)	6.8	5.0	3.9	3.2	3.1	3.2
Last Pay (years)	15.9	13.3	11.3	9.6	8.2	6.2

To Maturity
Class A	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	5.1	4.0	3.2	2.7	2.3	1.3
First Pay (years)	0.1	0.1	0.1	0.1	0.1	0.1
Last Pay (years)	22.3	21.8	20.6	18.7	16.5	13.1

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	12.3	10.1	8.3	7.0	6.1	6.7
First Pay (years)	6.8	5.0	3.9	3.2	3.4	4.3
Last Pay (years)	22.2	21.3	19.8	17.6	15.3	12.5

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	12.3	10.1	8.3	7.0	6.0	5.0
First Pay (years)	6.8	5.0	3.9	3.2	3.2	3.6
Last Pay (years)	21.8	20.8	18.8	16.3	14.3	11.3

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	12.3	10.0	8.2	6.9	5.9	4.8
First Pay (years)	6.8	5.0	3.9	3.2	3.1	3.3
Last Pay (years)	21.3	19.7	17.2	14.7	13.1	10.2

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC

Average Life (years)	12.2	9.9	8.1	6.8	5.8	4.6
First Pay (years)	6.8	5.0	3.9	3.2	3.1	3.2
Last Pay (years)	20.3	17.8	14.9	13.2	11.5	8.8

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

Net Funds Cap
Period	50 PPC	100 PPC	150 PPC	200 PPC

1	11.991080%	11.991080%	11.991080%	11.991080%
2	11.991172%	11.991102%	11.991022%	11.990931%
3	12.390975%	12.390829%	12.390661%	12.390469%
4	11.991362%	11.991147%	11.990901%	11.990615%
5	12.391175%	12.390877%	12.390532%	12.390129%
6	11.991595%	11.991273%	11.990901%	11.990463%
7	11.991760%	11.991439%	11.991066%	11.990629%
8	13.276777%	13.276421%	13.276009%	13.275525%
9	11.992098%	11.991776%	11.991404%	11.990966%
10	12.392012%	12.391680%	12.391295%	12.390843%
11	11.992445%	11.992123%	11.991751%	11.991313%
12	12.392376%	12.392043%	12.391658%	12.391207%
13	11.992801%	11.992479%	11.992107%	11.991670%
14	11.992983%	11.992661%	11.992289%	11.991851%
15	12.392939%	12.392607%	12.392222%	12.391770%
16	11.993353%	11.993032%	11.992660%	11.992223%
17	12.393328%	12.392996%	12.392611%	12.392159%
18	11.993735%	11.993413%	11.993041%	11.992604%
19	11.993929%	11.993608%	11.993236%	11.992799%
20	12.821308%	12.820964%	12.820566%	12.820099%
21	11.994327%	11.994005%	11.993633%	11.993196%
22	12.394347%	12.394015%	12.393631%	12.393179%
23	11.994735%	11.994414%	11.994042%	11.993605%
24	12.394775%	12.394443%	12.394059%	12.393607%
25	11.995155%	11.994834%	11.994462%	11.994025%
26	11.995369%	11.995048%	11.994676%	11.994239%
27	12.395440%	12.395108%	12.394724%	12.394272%
28	11.995807%	11.995486%	11.995114%	11.994678%
29	12.395899%	12.395567%	12.395183%	12.394731%
30	11.996258%	11.995937%	11.995565%	11.995128%
31	11.996488%	11.996167%	11.995795%	11.995359%
32	13.282084%	13.281729%	13.281318%	13.280834%
33	11.996958%	11.996637%	11.996266%	11.995829%
34	12.397105%	12.396774%	12.396389%	12.395939%
35	11.997442%	11.997121%	11.996750%	11.996313%
36	12.397612%	12.397281%	12.396897%	12.396446%

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

Statistical Collateral Summary

All information on the Mortgage Loans is approximate and is based off of scheduled balances as of the 07/01/02 cutoff date. The final numbers will be found in the prospectus supplement. In the final pool, thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	2,982
Total Outstanding Loan Balance	$ 115,681,393	Min	Max
Average Loan Current Balance	$ 38,793	$1,780	$173,460
Weighted Average Combined LTV	116.67%	60.44%	130.03%
Weighted Average Coupon	13.19%	7.00%	18.99%
Weighted Average FICO (Non-Zero)	692
Weighted Average Age (Months)	7
% Prepayment Penalties	66.96%
% Second Liens	100.00%

		Loan Count	Balance	%

Current Rate	6.501 - 7.000	1	14,469.68	0.01
	8.001 - 8.500	1	20,660.49	0.02
	8.501 - 9.000	4	227,713.64	0.20
	9.001 - 9.500	2	64,286.15	0.06
	9.501 - 10.000	6	269,546.81	0.23
	10.001 - 10.500	45	1,931,154.70	1.67
	10.501 - 11.000	117	5,322,658.81	4.60
	11.001 - 11.500	169	7,780,448.54	6.73
	11.501 - 12.000	276	11,798,368.23	10.20
	12.001 - 12.500	286	12,828,123.07	11.09
	12.501 - 13.000	517	21,493,342.35	18.58
	13.001 - 13.500	372	14,631,534.70	12.65
	13.501 - 14.000	372	13,804,269.17	11.93
	14.001 - 14.500	195	6,912,869.85	5.98
	14.501 - 15.000	197	6,629,243.62	5.73
	15.001 - 15.500	65	1,949,512.67	1.69
	15.501 - 16.000	87	2,678,499.94	2.32
	16.001 - 16.500	67	1,922,505.91	1.66
	16.501 - 17.000	121	3,446,577.60	2.98
	17.001 - 17.500	48	1,191,742.97	1.03
	17.501 - 18.000	28	637,404.80	0.55
	18.001 - 18.500	4	108,314.24	0.09
	18.501 - 19.000	2	18,144.83	0.02

	Total:	2,982	115,681,392.77	100.00

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

FICO	451 - 475	3	89,590.77	0.08
	476 - 500	4	101,326.73	0.09
	501 - 525	7	257,055.56	0.22
	526 - 550	14	389,835.31	0.34
	551 - 575	30	955,728.47	0.83
	576 - 600	56	1,963,609.12	1.70
	601 - 625	137	4,524,014.64	3.91
	626 - 650	278	9,422,101.35	8.14
	651 - 675	566	20,241,698.86	17.50
	676 - 700	686	27,384,655.03	23.67
	701 - 725	573	23,622,908.72	20.42
	726 - 750	359	15,018,364.50	12.98
	751 - 775	205	8,914,211.82	7.71
	776 - 800	61	2,732,959.85	2.36
	801 - 825	3	63,332.04	0.05

	Total:	2,982	115,681,392.77	100.00

Scheduled Balance	0.01 - 25,000.00	613	13,562,564.12	11.72
	25,000.01 - 50,000.00	1,843	68,001,071.60	58.78
	50,000.01 - 75,000.00	454	27,679,425.65	23.93
	75,000.01 - 100,000.00	71	6,264,871.22	5.42
	150,000.01 - 175,000.00	1	173,460.18	0.15

	Total:	2,982	115,681,392.77	100.00

Combined LTV	60.001 - 65,000	1	34,699,43	0.43
	65,001 - 70,000	2	53,884.10	0.05
	70.001 - 75.000	1	24,920.82 0.02
	75.001 - 80.000	5	240,519.55	0.21
	80.001 - 85.000	5	163,892.87	0.14
	85.001 - 90.000	12	441,288.10	0.38
	90.001 - 95.000	30	1,030,952.18	0.89
	95.001 - 100.000	91	3,157,149.20	2.73
	100.001 - 105.000	138	5,222,222.69	4.51
	105.001 - 110.000	314	11,507,109.40	9.95
	110.001 - 115.000	515	19,236,555.36	16.63
	115.001 - 120.000	628	24,719,605.48	21.37
	120.001 - 125.000	1,187	47,781,772.35	41.30
	125.001 - 130.000	52	2,060,716.59	1.78
	130.001 - 135.000	1	6,104.65	0.01

	Total:	2,982	115,681,392.77	100.00

Documentation Type	Full Documentation	2,962	114,923,691.22	99.35
	Alternative Documentation	1	49,497.50	0.04
	Reduced Documentation	9	357,510.36	0.31
	No Income/ No Asset	7	248,935.67	0.22
	Stated Income / Stated Assets	3	101,758.02	0.09

	Total:	2,982	115,681,392.77	100.00

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

Occupancy Status	Primary	2,977	115,602,819.43	99.93
	Not Supplied	5	78,573.34	0.07

	Total:	2,982	115,681,392.77	100.00

State	California	652	27,925,330.11	24.14
	Arizona	286	10,508,323.44	9.08
	Florida	282	9,814,398.42	8.48
	Maryland	216	8,963,295.27	7.75
	Colorado	130	5,509,854.20	4.76
	Georgia	138	4,929,322.16	4.26
	Nevada	111	4,334,420.85	3.75
	Virginia	97	4,112,914.40	3.56
	Indiana	87	2,863,713.98	2.48
	Oregon	77	2,841,598.35	2.46
	Wisconsin	73	2,810,446.07	2.43
	Connecticut	61	2,450,450.63	2.12
	Michigan	57	2,256,622.80	1.95
	Utah	57	2,183,058.18	1.89
	Oklahoma	57	2,086,545.08	1.80
	Other	601	22,091,098.83	19.1

	Total:	2,982	115,681,392.77	100.00

Purpose	Purchase	12	663,347.37	0.57
	Refi Cashoutt	32	1,122,756.52	0.97
	Refi R/T	241	7,316,610.99	6.32
	Debt Consolidation	2,447	97,743,821.62	84.49
	Home Improvement	241	8,670,420.19	7.50
	Not Supplied	9	164,436.08	0.14

	Total:	2,982	115,681,392.77	100.00

Property Type	Single Family Residence	2,434	95,630,318.01	82.67
	Planned Unit Development	112	4,538,555.56	3.92
	2-4 Family	36	1,504,947.78	1.30
	Condominium	221	8,418,001.38	7.28
	Manufactured Housing	101	2,411,923.05	2.08
	Townhouse/Rowhouse	78	3,177,646.99	2.75

	Total:	2,982	115,681,392.77	100.00